UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   VIRGINIA                        000-22389                     65-0736120
(STATE OR OTHER                   (COMMISSION                 (I.R.S. EMPLOYER
   JURISDICTION                    FILE NUMBER)              IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA    33401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                  PAGE 1 OF 10
                             EXHIBIT INDEX ON PAGE 4

ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp. dated May 7, 1998, regarding its sale of IO portfolio, additional capital investment and quarterly results for the period ended March 31, 1998, are attached and filed herewith as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of Ocwen Asset Investment Corp. dated May 7, 1998.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN ASSET INVESTMENT CORP.
                                       (Registrant)


                                       By: /s/ MARK S. ZEIDMAN
                                       -----------------------------------------
                                               Mark S. Zeidman
                                               Senior Vice President and
                                               Chief Financial Officer



Date:   May 12, 1998


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

                                INDEX TO EXHIBIT


     Exhibit No.       Description                                          Page
     -----------       -----------                                          ----

         99            News  release of Ocwen Asset  Investment  Corp.        5
                       dated May 7, 1998, regarding its sale of IO portfolio, additional capital investment and quarterly results for the period ended March
                       31, 1998.


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